UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2009

The Allstate Corporation

(Exact name of registrant as specified in charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS employer identification number)

2775 Sanders Road, Northbrook, Illinois		60062
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (847) 402-5000

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.         Other Events.

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated May 11, 2009 to the Prospectus dated May 8, 2009, filed as part of the Registration Statement on Form S-3 (Registration No. 333-159071) filed by The Allstate Corporation (the “Company”) with the Securities and Exchange Commission covering debt securities issuable under an Indenture for Senior Debt Securities, dated as of December 16, 1997, between the Company and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company) (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999 and the Sixth Supplemental Indenture, dated as of June 12, 2000 (the “Indenture”).

On May 11, 2009, the Company executed an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.  Pursuant to the Underwriting Agreement, the Company is issuing (i) $300 million aggregate principal amount of 6.200% Senior Notes, Series A due 2014 (the “Series A Notes”) under a Fourteenth Supplemental Indenture to the Indenture, dated as of May 13, 2009 (the “Fourteenth Supplemental Indenture”) and (ii) $700 million aggregate principal amount of 7.450% Senior Notes, Series B due 2019 (the “Series B Notes”) under a Fifteenth Supplemental Indenture to the Indenture, dated as of May 13, 2009 (the “Fifteenth Supplemental Indenture”).  The Underwriting Agreement, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture and opinions of counsel are filed as exhibits hereto.  The form of the Series A Notes is included as Exhibit A to the Fourteenth Supplemental Indenture, and the form of the Series B Notes is included as Exhibit A to the Fifteenth Supplemental Indenture.

Section 9 — Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits

(d)	Exhibits

Number	Description

1

Underwriting Agreement, dated May 11, 2009, among the Company, Goldman, Sachs & Co., Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Fourteenth Supplemental Indenture, dated as of May 13, 2009, between the Company and the Trustee, including the form of the Series A Notes as Exhibit A.

4.2	Fifteenth Supplemental Indenture, dated as of May 13, 2009, between the Company and the Trustee, including the form of the Series B Notes as Exhibit A.

5.1	Opinion of Dewey & LeBoeuf LLP relating to the Series A Notes.

5.2	Opinion of Dewey & LeBoeuf LLP relating to the Series B Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ALLSTATE CORPORATION
(registrant)

	By:	/s/ Jennifer M. Hager
Name: Jennifer M. Hager
Title: Assistant Secretary

Dated: May 13, 2009

INDEX TO EXHIBITS

Number	Description

1

Underwriting Agreement, dated May 11, 2009, among the Company, Goldman, Sachs & Co., Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	Fourteenth Supplemental Indenture, dated as of May 13, 2009, between the Company and the Trustee, including the form of the Series A Notes as Exhibit A.

4.2	Fifteenth Supplemental Indenture, dated as of May 13, 2009, between the Company and the Trustee, including the form of the Series B Notes as Exhibit A.

5.1	Opinion of Dewey & LeBoeuf LLP relating to the Series A Notes.

5.2	Opinion of Dewey & LeBoeuf LLP relating to the Series B Notes.